Notes to Unaudited Pro Forma Consolidated Financial Statements

Effective July 18, 2011, Seaglass Holding Corp., “Seaglass”, a wholly owned subsidiary of Colorado Rare Earths, Inc. “Colorado” entered into an agreement and plan of  merger agreement with U.S. Rare Earths,  Inc.“USRE” wherein Seaglass acquired all of the issued and outstanding shares of USRE  for 5,000,000 shares of the restricted common stock of Colorado.

Immediately after the transaction, USRE  will cease to exist and Seaglass will become the surviving corporation, a wholly owned subsidiary of Colorado.

Proforma adjustments reflect[1] the cancellation of the shares of USRE [2] the issuance of 5,000,000 shares of Colorado in exchange for all issued and outstanding shares of USRE, resulting in a total of 19,451,454 shares outstanding, [3] eliminate the accumulated deficit of USRE and [4] the payment of $500,000 against the related note payable .  The mineral assets acquired in the transaction were valued at the trading price of the shares issued on the effective date of the agreement of $8.50 per share.

The proforma, consolidated balance sheets and statements of operations of Colorado and USRE are presented here as of June 30, 2011 and December 31, 2010.

COLORADO RARE EARTHS, INC.
Proforma Consolidated Balance Sheet
June 30, 2011

	Colorado	U.S.				Adjusted
	Rare	Rare	Combined	Pro Forma		ProForma
	Earths, Inc.	Earths, Inc.	Totals	Adjustments	REF	Totals
ASSETS
CURRENT ASSETS
Cash	$1,872,920	$2,892	$1,875,812	$(500,000)	[4]	$1,375,812
Accounts receivable, net	613,538	-	613,538	-		613,538
Other current assets	1,633	-	1,633	-		1,633
Total Current Assets	2,488,091	2,892	2,490,983	(500,000)		1,990,983
PROPERTY AND EQUIPMENT, net	55,792	-	55,792	-		55,792
OTHER ASSETS
Mineral properties	1,071,507	-	1,071,507	42,500,000	[2]	43,571,507
Total Other Assets	1,071,507	-	1,071,507	42,500,000		43,571,507
TOTAL ASSETS	$3,615,390	$2,892	$3,618,282	$42,000,000		$45,618,282
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable and accrued expenses	$457,873	$12,049	$469,922	$-		$469,922
Related party payable	374,150	1,418,718	1,792,868	(500,000)	[4]	1,292,868
Warrant derivative liability	6,552,864	-	6,552,864	-		6,552,864
Total Current Liabilities	7,384,887	1,430,767	8,815,654	(500,000)		8,315,654
TOTAL LIABILITIES	7,384,887	1,430,767	8,815,654	(500,000)		8,315,654
STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock	-	-	-	-		-
Common stock	145	33,200	33,345	(33,200)	[1]	195
				50	[2]	-
Additional paid-in capital	10,092,171	69,800	10,161,971	(1,530,875)	[3]	51,164,246
				33,200	[1]	-
	-	-	-	42,499,950	[2]	-
Stock subscription receivable	(480,000)		(480,000)			(480,000)
Retained earnings (deficit)	(13,381,813)	(1,530,875)	(14,912,688)	1,530,875	[3]	(13,381,813)

Total Stockholders' Equity (Deficit)	(3,769,497)	(1,427,875)	(5,197,372)	42,500,000		37,302,628
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$3,615,390	$2,892	$3,618,282	$42,000,000		$45,618,282

COLORADO RARE EARTHS, INC.
Proforma Consolidated Statements of Operations
For the Six Months Ended June 30, 2011

						Pro-Forma
	Colorado	U.S.				Adjusted
	Rare	Rare	Combined	Pro Forma		Combined
	Earths, Inc.	Earths, Inc.	Totals	Adjustments	REF	Totals
REVENUES	$1,422,220	$-	$1,422,220	$-		$1,422,220
COST OF SALES	983,244	-	983,244	-		983,244

GROSS PROFIT	438,976	-	438,976	-		438,976

OPERATING EXPENSES

General and administrative	6,825,159	84,425	6,909,584	-		6,909,584
Depreciation expense	11,501	-	11,501	-		11,501

Total Costs and Expenses	6,836,660	84,425	6,921,085	-		6,921,085

OPERATING LOSS	(6,397,684)	(84,425)	(6,482,109)	-		(6,482,109)

OTHER INCOME (EXPENSE)

Change in fair value of warrant liability	(3,666,114)	-	(3,666,114)	-		(3,666,114)
Interest income	532	-	532	-		532
Interest expense	-	-	-	-		-

Total Other Income (Expense)	(3,665,582)	-	(3,665,582)	-		(3,665,582)

LOSS BEFORE INCOME TAXES	(10,063,266)	(84,425)	(10,147,691)	-		(10,147,691)
PROVISION FOR INCOME TAXES	-	-	-	-		-

NET LOSS	$(10,063,266)	$(84,425)	$(10,147,691)	$-		$(10,147,691)

BASIC AND DILUTED LOSS PER SHARE	$(0.76)	$(0.02)				$(0.56)

WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING	13,218,234	5,000,000				18,218,234

COLORADO RARE EARTHS, INC.
Proforma Consolidated Balance Sheet
December 31, 2010

	Colorado	U.S.				Adjusted
	Rare	Rare	Combined	Pro Forma		ProForma
	Earths, Inc.	Earths, Inc.	Totals	Adjustments	REF	Totals
ASSETS
CURRENT ASSETS
Cash	$61,574	$3,167	$64,741	$(500,000)	[4]	$(435,259)
Accounts receivable, net	710,411	-	710,411	-		710,411
Other current assets	51,730	-	51,730	-		51,730
Total Current Assets	823,715	3,167	826,882	(500,000)		326,882
PROPERTY AND EQUIPMENT, net	49,807	-	49,807	-		49,807
OTHER ASSETS
Mineral properties	326,000	-	326,000	42,500,000		42,826,000
Total Other Assets	326,000	-	326,000	42,500,000	[2]	42,826,000
TOTAL ASSETS	$1,199,522	$3,167	$1,202,689	$42,000,000		$43,202,689
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable and accrued expenses	$408,099	$12,544	$420,643	$-		$420,643
Related party payable	-	1,337,073	1,337,073	(500,000)	[4]	837,073
Warrant derivative liability	-	-	-	-		-
Total Current Liabilities	408,099	1,349,617	1,757,716	(500,000)		1,257,716
TOTAL LIABILITIES	408,099	1,349,617	1,757,716	(500,000)		1,257,716
STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock	-	-	-	-		-
Common stock	123	33,200	33,323	(33,200)	[1]	173
				50	[2]	-
Additional paid-in capital	4,109,847	66,800	4,176,647	(1,446,450)	[3]	45,263,347
				33,200	[1]	-
	-	-	-	42,499,950	[2]	-
Retained earnings (deficit)	(3,318,547)	(1,446,450)	(4,764,997)	1,446,450	[3]	(3,318,547)
Total Stockholders' Equity (Deficit)	791,423	(1,346,450)	(555,027)	42,500,000		41,944,973
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$1,199,522	$3,167	$1,202,689	$42,000,000		$43,202,689

COLORADO RARE EARTHS, INC.
Proforma Consolidated Statements of Operations
For the Year Ended December 31, 2010
						Pro-Forma
	Colorado	U.S.				Adjusted
	Rare	Rare	Combined	Pro Forma		Combined
	Earths, Inc.	Earths, Inc.	Totals	Adjustments	REF	Totals
REVENUES	$3,890,960	$-	$3,890,960	$-		$3,890,960
COST OF SALES	2,853,677	-	2,853,677	-		2,853,677

GROSS PROFIT	1,037,283	-	1,037,283	-		1,037,283

OPERATING EXPENSES
General and administrative	2,191,194	176,094	2,367,288	-		2,367,288
Depreciation expense	22,462	-	22,462	-		22,462
Impairment of intangible assets	2,624,000	-	-	-		-

Total Costs and Expenses	4,837,656	176,094	2,389,750	-		2,389,750

OPERATING LOSS	(3,800,373)	(176,094)	(1,352,467)	-		(1,352,467)

OTHER INCOME (EXPENSE)
Change in fair value of warrant liability	-	-	-	-		-
Interest income	1,022	-	1,022	-		1,022
Interest expense	-	-	-	-		-

Total Other Income (Expense)	1,022	-	1,022	-		1,022

LOSS BEFORE INCOME TAXES	(3,799,351)	(176,094)	(1,351,445)	-		(1,351,445)
PROVISION FOR INCOME TAXES	-	-	-	-		-

NET LOSS	$(3,799,351)	$(176,094)	$(1,351,445)	$-		$(1,351,445)
BASIC AND DILUTED LOSS PER SHARE	$(0.71)	$(0.04)				$(0.13)

WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING	5,344,384	5,000,000				10,344,384

Common Stock	145		To eliminate common stock of USRE
Additional Paid-in Capital		145	To eliminate common stock of USRE
Common Stock		5,000	Record issuance of 5,000,000 shares for USRE valued at $8.50 per share
Additional Paid-in Capital		42,495,000	Record issuance of 5,000,000 shares for USRE valued at $8.50 per share
Mineral Properties	43,500,000		Record issuance of 5,000,000 shares for USRE valued at $8.50 per share
Additional Paid-in Capital	1,530,875		To eliminate accumulated deficit of USRE
Retained Earnings		1,530,875	To eliminate accumulated deficit of USRE
Related Party Payable	500,000		To record cash paid at closing
Cash		500,000	To record cash paid at closing